================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 CONNECT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 CONNECT, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                 CONNECT, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 29, 1997

  The Annual Meeting of Stockholders (the "Annual Meeting") of CONNECT, Inc., a Delaware corporation (the "Company"), will be held at the principal executive offices of the Company, located at 515 Ellis Street, Mountain View, California, on Thursday, May 29, 1997 at 1:00 p.m., local time, for the following purposes:

  1. To elect six (6) directors of the Company to serve until the 1998 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

  2. To approve an amendment to the 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder on the first trading day of each fiscal year during the period beginning January 1, 1998 and ending December 31, 2002 by an amount equal to the lesser of: (x) three percent (3%) of the total number of shares of the Company's Common Stock issued and outstanding as of the last business day of the immediately preceding fiscal year, or (y) 700,000 shares;

  3. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1997; and

  4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

  The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement accompanying and made a part of this Notice.

  The Board of Directors has fixed the close of business on April 18, 1997 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

  All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,


                                          /s/ JOSEPH G. GIRATA
                                          Joseph G. Girata
                                          Secretary

Mountain View, California
May 6, 1997


                                   IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        THANK YOU FOR ACTING PROMPTLY.

                                 CONNECT, INC.

                               ----------------

                                PROXY STATEMENT

GENERAL

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of CONNECT, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the principal executive offices of the Company, located at 515 Ellis Street, Mountain View, California, on Thursday, May 29, 1997 at 1:00 p.m., local time, and any adjournment or postponement thereof.

  This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders for the year ended December 31, 1996, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about May 6, 1997. The Company's principal executive offices are located at 515 Ellis Street, Mountain View, California 94043. The Company's telephone number at that location is (415) 254-4000.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Joseph G. Girata) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE; VOTING SECURITIES

  The close of business on April 18, 1997 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 18,750,446 shares of Common Stock outstanding and held of record by approximately 172 stockholders.

VOTING AND SOLICITATION

  Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters, subject to the conditions described below. Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select. However, no stockholder shall be entitled to cumulate votes unless the names of the candidates for which votes are being cumulated have been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate the stockholder's votes. On all other matters, each share of Common Stock has one vote.

  Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except with respect to the election of directors where cumulative voting is invoked and except in certain other specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for amendment of the 1996 Stock Option Plan, for ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter but will be considered present for the purpose of determining whether a quorum is present. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

  The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

   DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

  Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by Joseph G. Girata, CONNECT, Inc., 515 Ellis Street, Mountain View, California, 94043-2242, no later than January 5, 1998.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

  The Company's Bylaws currently provide for seven directors. At the Annual Meeting, the stockholders will elect six (6) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. The Board of Directors proposes to fill the remaining seat at such time as it has identified a qualified candidate. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

  In voting for directors, each stockholder is entitled to cast that number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such stockholder. Such votes may be cast for one candidate or distributed in any manner among the nominees for directors. However, the right to cumulate votes in favor of one or more candidates may not be exercised unless the candidate or candidates have been nominated prior to the voting, and a stockholder has given notice at the Annual Meeting, prior to the voting, of the stockholder's intention to cumulate such stockholder's votes. If any one stockholder gives such notice, all stockholders may cumulate their votes for candidates in nomination. The persons authorized to vote shares represented by proxies in the enclosed form will (if authority to vote for the election of directors is not withheld) have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

  Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the six nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

  The names of the nominees, their ages as of December 31, 1996 and certain other information about them are set forth below:

    NAME OF NOMINEE     AGE         PRINCIPAL OCCUPATION         DIRECTOR SINCE
    ---------------     ---         --------------------         --------------
   Gordon J. Bridge....  53 President, Chief Executive Officer        1995
                             and Chairman of the Board of
                             Directors
   Promod Haque........  48 Vice President, Norwest Venture           1995
                             Capital Management, Inc.
   Richard H. Lussier..  59 Retired                                   1992
   Rory T. O'Driscoll..  32 Principal of BankAmerica Ventures         1995
                             and Vice President of BA Venture
                             Partners I
   Richard W. Weening..  51 Chief Executive Officer and               1992
                             Chairman of Quaestus Management
                             Corporation
   William B. Welty....  54 Chief Executive Officer of agincourt      1994
                             partners, llc

  There are no family relationships among any director, executive officer or person nominated to become a director of the Company.

  Gordon J. Bridge joined the Company in November 1995 as the Chairman of the Board of Directors and was appointed President and Chief Executive Officer in April 1997. Since November 1995 Mr. Bridge has also served as the chief business development officer of the Company. Mr. Bridge is also an Executive Vice President and director of Quaestus Management Corporation ("Quaestus"), a venture capital investment and private equity fund management company, which funds, collectively, are a principal stockholder of the Company, although
Mr. Bridge does not hold an equity interest in the Quaestus funds. From 1988 to 1995, Mr. Bridge held executive management positions with AT&T Corporation, a telecommunications company, including President of AT&T Computer Systems, President of AT&T EasyLink Services, President of Consumer Interactive Services and most recently Vice President, Corporate Strategy responsible for Emerging Services and Products. Prior to joining AT&T Corporation in 1988, he served for 23 years with IBM Corporation in various positions, including Vice President of Marketing and Vice President of U.S. Sales. Mr. Bridge is a director of ARI Network Services, Inc., an electronic commerce services provider. Mr. Bridge holds a B.A. in Mathematics from Bradley University.

  Promod Haque became a member of the Board of Directors of the Company in December 1995. Mr. Haque joined Norwest Venture Capital Management, Inc., a venture capital investment firm, in November 1990 and currently serves as its Vice President. He is also a partner of two general partnerships that are the general partners of Norwest Equity Partners V, L.P., a principal stockholder of the Company. Mr. Haque currently serves as a director of Forte Software, Inc., Raster Graphics, Inc., Transaction Systems Architects, Inc., Optical Sensors, Inc., Prism Solutions, Inc. and several privately held companies. Mr. Haque holds a B.S.E.E. from the University of Delhi, India, and a Ph.D.E.E. and an M.B.A. from Northwestern University.

  Richard H. Lussier became a director of the Company in June 1992. Until September 1996, when Mr. Lussier retired, he was President and Chief Executive Officer of Siemens Nixdorf Information Systems Inc., a computer company and a subsidiary of Siemens Nixdorf Informationssysteme AG ("Siemens Nixdorf"). From November 1986 to March 1995 he was Chairman and Chief Executive Officer of Pyramid Technology Corporation, a computer company, which was acquired by Siemens Nixdorf in March 1995. Mr. Lussier holds a B.A. in Economics from College of the Holy Cross and completed coursework at Boston College Graduate School of Business.

  Rory T. O'Driscoll became a member of the Board of Directors of the Company in December 1995. Mr. O'Driscoll is a Principal of BankAmerica Ventures, a venture capital firm, and a General Partner of BA Venture Partners I. Prior to joining BankAmerica Ventures in September 1993, Mr. O'Driscoll served in the Corporate Development department of BankAmerica Corporation from March 1992 to September 1993. Before his employment with BankAmerica Corporation, he worked as a financial advisor to a number of privately-held companies in the United Kingdom from March 1991 to December 1991. Mr. O'Driscoll also serves as a director of several private companies. Mr. O'Driscoll holds a B.Sc. in Economics from the London School of Economics.

  Richard W. Weening became a member of the Board of Directors of the Company in March 1992. Since 1990, Mr. Weening has served as Chief Executive Officer and Chairman of Quaestus and the Managing General Partner of Quaestus Partner Fund, L.P. and Network Partners, L.P., principal stockholders of the Company. Previously, from 1981 to 1989, Mr. Weening was President and Chief Executive Officer of AgriData Resources Inc., a business information magazine and newsletter publishing company, and from 1972 to 1985, he was President and Publisher of Raintree Publishers Inc., a multimedia educational publishing company. In addition, Mr. Weening is currently President and Chief Executive Officer of RPI Holdings Inc. ("RPI"), the managing general partner of Quaestus Limited Partnership, a principal stockholder of the Company. Mr. Weening currently serves as a director of ARI Network Services, Inc., and several other private information services and media companies. Mr. Weening holds a B.A. in Economics and Philosophy from St. John's University.

  William B. Welty became a member of the Board of Directors of the Company in July 1994. Since January 1993, Mr. Welty has been the Chief Executive Officer of agincourt partners, llc (formerly Volpe Welty Asset Management, L.L.C.), and from August 1988 to March 1997, he was a stockholder of an affiliate of Volpe, Welty & Company LLC (now Volpe Brown Whelan & Company, LLC), an investment banking firm. Mr. Welty is also a member of the Board of Directors of Macromedia, Inc., a multimedia software company. Mr. Welty is also a director and Chairman of the Board of Action Technologies, Inc., a software company, and several other private companies. Mr. Welty holds a B.S. in Industrial Engineering and a B.S. in Business Administration from Iowa State University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During the period from January 1, 1996 through December 31, 1996 (the "last fiscal year"), the Board met eleven times and, except for director Lussier, who attended eight of the 14 meetings of the Board and the committees of the Board on which he served, no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he or she serves. The Board has an Audit Committee and a Compensation Committee.

  The Audit Committee consists of directors Haque and O'Driscoll, two of the Company's non-employee directors, and held one meeting during the last fiscal year. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors and supervises the Company's finance and accounting functions.

  The Compensation Committee consists of directors Haque, Weening and Welty, and held seven meetings during the last fiscal year. Its functions are to make recommendations concerning salaries and incentive compensation for employees of the Company and to administer the Company's stock plans and determine the terms and conditions of stock option grants.

BOARD COMPOSITION

  Messrs. Bridge, Haque, Lussier, Weening, Welty and O'Driscoll were elected by the holders of the Company's Preferred Stock pursuant to certain provisions of the Company's Restated Certificate of Incorporation and a certain Amended Stockholders Agreement dated as of July 3, 1996 (the "Stockholders Agreement"). Such provisions of the Restated Certificate of Incorporation no longer have effect as a result of the conversion of all of the outstanding shares of the Company's Preferred Stock into Common Stock, and the Stockholders

Agreement has terminated, in each case, in connection with the completion of the Company's initial public offering in August 1996.

  Commencing at the first annual meeting of stockholders following the annual meeting of stockholders when the Company shall have had at least 800 stockholders, the Restated Certificate of Incorporation of the Company will provide for the Board of Directors to be divided into two classes, each with staggered two-year terms: Class I, whose term will expire at the annual meeting following the annual meeting of stockholders when the Company shall have had at least 800 stockholders; and Class II, whose term will expire at the annual meeting the following year. As a result, only one class of directors will be elected at each annual meeting of stockholders of the Company, with the other class continuing for the remainder of its respective two-year term. Upon the division of the Board of Directors into two classes, stockholders shall no longer have cumulative voting rights and the Company's stockholders representing a majority of the shares of Common Stock outstanding will be able to elect all of the directors. These provisions in the Company's Restated Certificate of Incorporation may have the effect of delaying or preventing changes in control or management of the Company.

DIRECTOR COMPENSATION

  The Company's non-employee directors are eligible to receive stock option grants pursuant to the Company's 1996 Directors' Stock Option Plan (the "Directors' Plan") and 1996 Stock Option Plan. Except as described below, directors do not otherwise receive compensation for their service as directors, except that non-employee directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

  The Directors' Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. The Directors' Plan provides that each person who first becomes a nonemployee director of the Company after the date of effectiveness of the Company's initial public offering will be granted an option to purchase 20,000 shares of Common Stock (a "First Option") on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each Annual Meeting of the Company's stockholders following which a nonemployee director is serving on the Board of Directors, each such nonemployee director will be granted an option to purchase 5,000 shares of Common Stock, provided that on such date, he or she shall have served on the Company's Board of Directors for at least three months prior to the date of such Annual Meeting.

REQUIRED VOTE

  The six nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual meeting in person or by proxy and entitled to vote shall be elected as directors.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO SERVE AS DIRECTORS FOR THE ENSUING YEAR AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

                                PROPOSAL NO. 2

                   AMENDMENTS TO THE 1996 STOCK OPTION PLAN

  At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the 1996 Stock Option Plan (the "1996 Option Plan") that would increase the number of shares of Common Stock reserved for issuance thereunder on the first trading day of each fiscal year during the period beginning January 1, 1998 and ending December 31, 2002 by an amount equal to the lesser of: (x) three percent (3%) of the total number of shares of the Company's Common Stock issued and outstanding as of the last business day of the immediately preceding fiscal year, or (y) 700,000 shares.

GENERAL

  The Company's 1996 Stock Option Plan (the "1996 Option Plan") was adopted by the Board of Directors and approved by the Company's stockholders in April 1996. An aggregate of 2,500,000 shares of the Company's Common Stock were reserved for issuance under the 1996 Option Plan. The 1996 Option Plan provides for (i) the granting to employees (including officers and employee directors) of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) the granting to employees and consultants (including nonemployee directors) of nonstatutory stock options.

  The 1996 Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

  As of February 28, 1997, options for 1,349,328 shares were outstanding under the 1996 Option Plan and 1,143,172 shares remained available for future grants. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1996 Option Plan. As of February 28, 1997, the aggregate fair market value of shares subject to outstanding options under the 1996 Option Plan was $6,240,642, based upon the closing price of the Common Stock on The Nasdaq National Market as of such date. The actual benefits, if any, to the holders of stock options issued under the 1996 Option Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. As of February 28, 1997, the following Named Executive Officers and directors of the Company have received grants under the 1996 Option Plan:
Gordon J. Bridge (25,000 shares on April 24, 1996), Craig D. Norris (50,000 shares on April 24, 1996), and Kenneth M. Ross (50,000 shares on April 24,
1996).

PURPOSE

  The purposes of the 1996 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to give employees and consultants of the Company a greater personal stake in the success of the Company's business, to provide additional incentive to the employees and consultants of the Company to continue and advance in their employment and service to the Company and to promote the success of the Company's business.

ADMINISTRATION

  The 1996 Option Plan is administered by the Company's Board of Directors or a committee of the Board (the "Administrator"). The 1996 Option Plan is currently being administered exclusively by the Compensation Committee of the Board of Directors. The Administrator may determine the terms of the options granted, including the exercise price, the number of shares subject to each option and the exercisability of the option. The Administrator also has the full power within the provisions of the 1996 Option Plan to select the individuals to whom options will be granted and to make any combination of grants to any participants. The Administrator's interpretation and construction of any provision of the 1996 Option Plan are final and binding upon all participants.

ELIGIBILITY

  The 1996 Option Plan provides that incentive stock options as defined under
Section 422 of the Code ("ISOs") may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries, while nonstatutory stock options ("NSOs") may be granted to employees and consultants of the Company or any of its subsidiaries. The 1996 Option Plan does not set either a maximum or minimum number of shares of Common Stock which may be granted under options to any person, other than the annual per employee limitation set forth in "Limitation on Grants to Employees," below. However, no employee may be granted ISOs that first become exercisable in any calendar year for Common Stock having a total fair market value, determined at time of grant, in excess of $100,000. To the extent options have been issued to a person that exceed the $100,000 limit, such excess options are treated as NSOs. See "Federal Income Tax Aspects of the 1996 Stock Option Plan" below.

TERMS OF OPTIONS

  Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

  (a) Exercise of the Option. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator, and such form of consideration may vary for each option.

  (b) Exercise Price and Consideration. The option exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant; provided, however, that NSOs may be granted to persons, other than the Company's Chief Executive Officer or its other four most highly compensated officers whose compensation is required to be reported to stockholders under the Exchange Act, at exercise prices of not less than 85% of the fair market value on the date the option is granted. In addition, for any ISO or NSO granted to a person who at the time of the grant owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option.

  The Administrator of the 1996 Option Plan determines the fair market value of the Common Stock. As long as the Common Stock of the Company is trading on The Nasdaq National Market ("Nasdaq"), the fair market value of a share of Common Stock of the Company shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source the Administrator deems reliable.

  The consideration to be paid for shares issued on exercise of options granted under the 1996 Option Plan, including the method of payment, is determined by the Administrator (in the case of ISOs, such determination shall be made at the time of grant) and may consist entirely of cash, check, promissory note, shares of Common Stock which have been beneficially owned by the optionee for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares purchased, authorization from the Company to retain from the total number of shares as to which the option is exercised a number of shares having a fair market value on the exercise date equal to the aggregate exercise price of the shares issued, or delivery of a properly executed notice and irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price. The Administrator may also authorize payments by any combination of the above methods or any other consideration and method of payment permitted by law.

  (c) Termination of Status As an Employee or Consultant. In the event of termination of an optionee's employment or consulting relationship with the Company for any reason other than death or total and permanent disability, the optionee may still exercise his or her option to the extent that he or she was entitled to exercise it at the date of termination, but such exercise must be made within one (1) month (or such other period of time, not exceeding three months in the case of an ISO or six months in the case of an NSO, as is determined by the Administrator, with such determination in the case of an ISO being made at the time the option is granted) and may not be made later than the date of expiration of the term of the option as set out in the option agreement. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

  (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, an option may be exercised (to the extent it was exercisable upon the date of termination) within twelve (12) months of termination, but an option may not be exercised later than the date of expiration of the term of the option as set out in the option agreement. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

  (e) Death. If an optionee should die while employed, the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance may exercise the option at any time within twelve (12) months (or such other period of time, not exceeding twelve months, as is determined by the Administrator, with such determination in the case of an ISO being made at the time of grant of the option) after the date of death (but not later than the date of expiration of the term of the option as set out in the option agreement). The option shall be exercisable to the extent that the right to exercise would have accrued had the optionee continued living and working as an employee of or consultant to the Company for another three months (or such other period of time as is determined by the Administrator) beyond the date of death.

  If an optionee should die within one (1) month (or such other period of time, not to exceed three months, as is determined by the Administrator, with such determination in the case of an ISO being made at the time of grant of the option) after terminating his or her employment relationship with the Company, the optionee's estate or person who has acquired the right to exercise the option may likewise exercise the option at any time within twelve
(12) months after the date of death, but not later than the date of expiration of the term of the option as set out in the option agreement. However, in this case, the option shall be exercisable only to the extent it was exercisable at the date of termination.

  To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

  (f) Term of Options. The term of an option is determined by the specific option agreement. ISOs may not have a term of more than 10 years. Furthermore, the maximum term for an option granted to an optionee who immediately before the grant of such option owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary is five years. No option may be exercised by any person after its term expires.

  (g) Limitation on Grants to Employees. Subject to adjustment as provided in the 1996 Option Plan, the maximum number of shares which may be subject to options granted to any one employee under the 1996 Option Plan during any fiscal year of the Company is 1,000,000 shares.

  (h) Option Not Transferable. An option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. An option is exercisable during the optionee's lifetime only by the optionee and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

  (i) Acceleration of Options. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option substituted by the successor corporation unless the administrator decides, in lieu of such assumption or substitution, to accelerate the vesting of the option to make it exercisable as to some or all of the shares subject to the option. In the event of such acceleration of the option, the optionee shall have 15 days from the date of notice of the option's acceleration to exercise all or a portion of the option, and the option will terminate upon the expiration of such period.

  (j) Other Provisions. The option agreement may contain other terms, provisions and conditions as may be determined by the Administrator as long as they are consistent with the 1996 Option Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

  In the event any change such as a stock split or dividend is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price, the number of shares subject to each outstanding option and the limitation on grants to employees, as well as in the number of shares available for issuance under the 1996 Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Administrator. The Administrator may declare that any option shall terminate as of a date fixed by the Administrator and give each optionee the right to exercise his or her option as to all or any part of the shares subject to the option, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

  The Board may amend the 1996 Option Plan at any time or from time to time or may terminate it without approval of the stockholders, except that stockholder approval is required for any amendment to the 1996 Option Plan that increases the number of shares which may be issued under the 1996 Option Plan, modifies the standards of eligibility, changes the limitation on grants to employees or effects other changes which would require stockholder approval to qualify options granted under the 1996 Option Plan as ISOs under Section 422 of the Code or as performance-based compensation under Section 162(m) of the Code. However, no action by the Board or stockholders may alter or impair any option previously granted under the 1996 Option Plan, unless mutually agreed otherwise between the optionee and the Board in a writing signed by the optionee and the Company. The 1996 Option Plan shall terminate in 2006. Any options outstanding at that time under the 1996 Option Plan shall remain outstanding until they expire in accordance with their own terms.

PLAN BENEFITS

  The following table sets forth information with respect to the stock options granted to the Named Executive Officers, all current executive officers as a group and all employees and consultants (including all current officers who are not executive officers) as a group under the 1996 Option Plan as of December 31, 1996. No stock options have been granted to any directors who are not employees or executive officers of the Company under the 1996 Option Plan.

                                            NUMBER OF SHARES
                                           SUBJECT TO OPTIONS   WEIGHTED AVERAGE
                                             GRANTED UNDER       EXERCISE PRICE
                    NAME                  THE 1996 OPTION PLAN     PER SHARE
                    ----                  --------------------  ----------------
   Gordon J. Bridge(1)...................         25,000             $0.50
   Craig D. Norris.......................         50,000             $0.50
   Kenneth M. Ross.......................         50,000             $0.50
   All current executive officers as a
    group (7 persons)....................        798,750(2)(4)       $4.66
   All employees (including all current
    officers who are not executive
    officers)............................      1,026,978(3)(4)       $5.55

--------
(1) Nominee for election as a director.
(2) Includes 175,000 shares issuable upon exercise of an option with an exercise price of $9.60 per share issued to Joseph G. Girata, which was subsequently exchanged in a repricing program for an option to purchase the same number of shares with the same vesting terms at an exercise price of $6.125 per share. See "Compensation Committee Report on Executive Compensation."
(3) Includes an aggregate of 255,650 shares issuable upon exercise of options with exercise prices of $9.60 per share or greater, which were subsequently exchanged in a repricing program for options to purchase the same number of shares with the same vesting terms at an exercise price of $6.125 per share. Also includes shares issuable upon exercise of such repriced options. See "Compensation Committee Report on Executive Compensation."
(4) Does not include shares issuable upon exercise of options repriced to an exercise price of $1.625 per share pursuant to a repricing program approved by the Board of Directors in April 1997. See "Compensation Committee Report on Executive Compensation."

FEDERAL INCOME TAX ASPECTS OF THE 1996 OPTION PLAN

  The following is a brief summary of the United States federal income tax consequences of transactions under the 1996 Option Plan based on federal securities and income tax laws in effect as of the date of this Proxy (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise, under the 1996 Option Plan.

  Options granted under the 1996 Option Plan may be either incentive stock options ("ISOs") or nonstatutory stock options ("NSOs"). If an option granted under the 1996 Option Plan is an ISO, the optionee will recognize no income upon grant of the ISO and incur no regular tax liability upon its exercise, although the exercise of an ISO may give rise to alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the ISO and more than one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The tax rate on long-term capital gains under current federal income tax laws is capped at 28%, although proposals have made to reduce the effective federal capital gain tax rate. Capital losses are allowed in full against capital gains plus $3,000 of other income.

  All options which do not qualify as ISOs are referred to as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

ALTERNATIVE MINIMUM TAX

  As noted above, the exercise of an incentive stock option may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated for federal tax purposes by applying a tax rate of 26% to alternative minimum taxable income up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum income above such amount. Alternative minimum taxable income for federal tax purposes is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (with the exclusion amount phased out for upper-income taxpayers).

  In computing alternative minimum taxable income, shares purchased upon exercise of an ISO are treated as if they had been acquired by the optionee pursuant to an NSO, as described above. Because the AMT rules are complex and their effects depend upon the personal circumstances of each taxpayer, an optionee should consult his or her own tax advisor prior to exercising an incentive stock option. If an optionee pays AMT, the amount of such AMT may be carried forward as a credit against any subsequent year's regular tax in excess of the AMT.

REQUIRED VOTE

  The foregoing amendment of the 1996 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD

  THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1996 STOCK OPTION PLAN AS DESCRIBED ABOVE

                              EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to the executive officers of the Company, including their ages as of December 31, 1996:

              NAME          AGE                    POSITION
              ----          ---                    --------
      Gordon J. Bridge.....  53 President, Chief Executive Officer and Chairman
                                 of the Board
      Joseph G. Girata.....  52 Vice President of Finance and Administration,
                                 Chief Financial Officer and Secretary
      Kenneth M. Ross......  43 Chief Technical Officer and Executive Vice
                                 President of Development
      Victor L. Fischer....  47 Vice President and Chief Information Officer
      Barton S. Foster.....  32 Vice President of Marketing
      Craig D. Norris......  48 Vice President of Professional Services

  Gordon J. Bridge joined the Company in November 1995 as the Chairman of the Board of Directors and was appointed President and Chief Executive Officer in April 1997. Since November 1995 Mr. Bridge has also served as the chief business development officer of the Company. Mr. Bridge is also an Executive Vice President and director of Quaestus Management Corporation ("Quaestus"), a venture capital investment and private equity fund management company, which funds, collectively, are a principal stockholder of the Company, although
Mr. Bridge does not hold an equity interest in the Quaestus funds. From 1988 to 1995, Mr. Bridge held executive management positions with AT&T Corporation, a telecommunications company, including President of AT&T Computer Systems, President of AT&T EasyLink Services, President of Consumer Interactive Services and most recently Vice President, Corporate Strategy responsible for Emerging Services and Products. Prior to joining AT&T Corporation in 1988, he served for 23 years with IBM Corporation in various positions, including Vice President of Marketing and Vice President of U.S. Sales. Mr. Bridge is a director of ARI Network Services, Inc., an electronic commerce services provider. Mr. Bridge holds a B.A. in Mathematics from Bradley University.

  Joseph G. Girata joined the Company in June 1996 as Vice President of Finance and Administration and Chief Financial Officer. Prior to joining the Company, Mr. Girata was an independent consultant from September 1995 to June 1996. From September 1994 to August 1995, Mr. Girata was Vice President and Chief Financial Officer of Wind River Systems, Inc., a software company, and from October 1989 to August 1994, he was Senior Vice President and Chief Financial Officer of Walker Interactive Systems, Inc., a software company. In addition, Mr. Girata has held executive financial management positions with Data Design Associates, a software company, Atlantic Financial, a thrift institution holding company, and Signetics Corporation, a semiconductor company. Mr. Girata holds a B.S. in Finance from California State University, Hayward and is a Certified Public Accountant.

  Kenneth M. Ross joined the Company in July 1993 as Chief Technical Officer and Executive Vice President of Development. From January 1991 to September 1991, Mr. Ross served as Executive Vice President of Development and Engineering and as a director at Hunter Systems, a software applications company, and from September 1991 to July 1993, he was Vice President of Development and Operations and General Manager of the Software Publishing Division of Woodside Technologies/UNIX Central, a developer and distributor of UNIX software tools and utilities. Mr. Ross also held senior management positions at IntelliCorp from 1983 to 1987, and from 1988 to 1991, he held several director-level software development management roles at Oracle Corporation, a software company ("Oracle"). Mr. Ross holds a B.S. in Mathematics from Massachusetts Institute of Technology and a Ph.D. in Linguistics from the University of Massachusetts at Amherst.

  Victor L. Fischer joined the Company in October 1996 as Vice President and Chief Information Officer. From September 1992 to September 1996, Mr. Fischer served as Director of Information Systems at Xilinx, Inc., a supplier of semiconductors and related software, and from June 1989 to September 1992, he was Director of

Information Systems at MIPS Computer Systems, Inc., a designer of architectures for computers. Mr. Fischer also has held senior management positions at Unisyn, Inc., NCA Corporation, ASK Computer Systems and Apple Computer. Mr. Fischer holds a B.A. in Social Science from San Jose State University.

  Barton S. Foster joined the Company in March 1996 as Vice President of Marketing. Prior to joining the Company, Mr. Foster held various management positions with Oracle, from July 1994 to March 1996, including Vice President, Applications and Industry Marketing and Director, Applications Business Development. Prior to joining Oracle, Mr. Foster held various positions with Booz, Allen & Hamilton, a management consulting firm, from 1987 to 1994. Mr. Foster holds a B.A. in Economics and Political Science from Stanford University and an M.B.A. from the Harvard University Graduate School of Business.

  Craig D. Norris joined the Company in January 1996 as Vice President of Professional Services. Prior to joining the Company, Mr. Norris was a management consultant with Gemini Consulting Inc., a consulting firm, from October 1992 to December 1995. From October 1988 to October 1992, Mr. Norris was Vice President, West Area at Cap Gemini America, a consulting firm. Mr. Norris holds a B.A. in Economics from Macalester College and an M.B.A. from Fairleigh Dickenson University.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information that has been provided to the Company with respect to beneficial ownership of shares of the Company's Common Stock as of February 28, 1997 for (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock,
(ii) the Company's Chief Executive Officer and the Company's other four most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers"), (iii) each director of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                    PERCENT OF
                                                         SHARES       SHARES
                                                      BENEFICIALLY BENEFICIALLY
                 NAME AND ADDRESS(1)                    OWNED(2)     OWNED(1)
                 -------------------                  ------------ ------------
Entities affiliated with Quaestus
Management Corporation(3)............................   5,555,608      29.2%
330 E. Kilbourn Avenue
Milwaukee, WI 53202

Norwest Equity Partners V, L.L.P.(4).................   1,918,182      10.2
245 Lytton Ave., Suite 250
Palo Alto, CA 94301

Entities affiliated with 21st Century
Communications Partnerships(5).......................   1,515,150       8.1
GM Building
767 Fifth Avenue New York, NY 10153

RRE Connect Investors, L.P.(6).......................   1,174,242       6.3
126 East 56th St., 22nd Floor
New York, NY 10022

Entities affiliated with
BankAmerica Ventures(7)..............................   1,206,353       6.4
950 Tower Lane, Suite 700
Foster City, CA 94404

Gordon J. Bridge(8)..................................     346,470       1.8
Thomas P. Kehler(9)..................................     586,925       3.0
Promod Haque(4)......................................   1,918,182      10.2
Richard H. Lussier(10)...............................      38,732        *
Craig D. Norris(11)..................................     135,549        *
Rory T. O'Driscoll(7)................................   1,206,353       6.4
Patrick D. Quirk(12).................................     178,725        *
Kenneth M. Ross(13)..................................     223,499       1.3
Richard W. Weening(14)...............................   5,206,120      27.8
William B. Welty(15).................................     215,371       1.1
All directors and executive officers as a group (13
persons)(16).........................................  10,281,583      50.5%

--------
  * Less than 1%.

 (1) Applicable percentage of beneficial ownership is based on 18,747,243 shares of Common Stock outstanding as of February 28, 1997, together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power. Shares of Common Stock subject to the warrants and options currently exercisable, or exercisable within 60 days after February 28, 1997, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the named individuals is: c/o CONNECT, Inc., 515 Ellis Street, Mountain View, CA 94043.

 (2) To the Company's knowledge, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (3) Includes 4,737,298 shares held by Network Partners, 7,731 shares held by Quaestus Limited Partnership and 1,094,947 shares held by Quaestus Partner Fund. Also includes 71,812 shares held directly and 274,658 shares issuable upon exercise of options held by Gordon J. Bridge exercisable within 60 days of February 28, 1997, and 11,068 shares and 3,018 shares held by Richard W. Weening and Terrence J. Leahy, respectively. Mr. Weening is President and Chief Executive Officer and a director of Quaestus Management Corporation, and Mr. Bridge is Executive Vice President and a director of Quaestus Management Corporation. Mr. Leahy is a Vice President and Director of Quaestus Management Corporation. Quaestus Management Corporation is the managing general partner of Network Partners and Quaestus Partner Fund. In addition, Mr. Weening is the President and Chief Executive Officer of RPI Holdings, Inc., the managing general partner of Quaestus Limited Partnership, which is managed by Quaestus Management Corporation. Mr. Weening disclaims beneficial ownership of the shares held by such entities, except to the extent of his proportionate interest therein. Mr. Bridge disclaims any beneficial ownership of the shares held by such entities. This information was determined from a Schedule 13G dated February 7, 1997, as filed by the foregoing entities and individuals as a group.

 (4) Includes 1,918,182 shares held by Norwest Equity Partners V, L.L.P. Promod Haque is a Vice President of Norwest Venture Capital Management, Inc. and a general partner of two general partnerships that are the general partners of Norwest Equity Partners V, L.L.P. Mr. Haque disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate partnership interest therein. This information was determined from a Schedule 13G dated February 12, 1997, as filed by Norwest Equity Partners V, L.L.P.

 (5) Includes 1,027,272 shares held by 21st Century Communications Partners, L.P., 349,621 shares held by 21st Century Communications T-E Partners, L.P. and 138,257 shares held by 21st Century Foreign Communications Partners, L.P.

 (6) This information was determined from a Schedule 13G dated February 11, 1997, as filed by RRE Connect Investors, L.P.

 (7) Includes 1,085,727 shares held by BankAmerica Ventures and 120,626 shares held by BA Venture Partners I. Rory T. O'Driscoll is a Principal of BankAmerica Ventures and a General Partner of BA Venture Partners I. Mr. O'Driscoll disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate general partnership interest in BA Venture Partners I. This information was determined from a
     Schedule 13G dated February 12, 1997, as filed by the foregoing entities and certain of their affiliates.

 (8) Includes 274,658 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

 (9) Includes 553,215 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time. In April 1997, Mr. Kehler resigned from his position as President and Chief Executive Officer and is no longer an executive officer of the Company.

(10) Includes 28,732 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(11) Includes 135,000 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(12) Includes 177,500 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time. In April 1997, Mr. Quirk resigned from his position as Vice President of Sales and is no longer an Executive Officer of the Company.

(13) Includes 223,499 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

(14) Includes 4,253,114 shares held by Network Partners, 841,038 shares held by Quaestus Limited Partnership and 100,900 shares held by Quaestus Partner Fund. Mr. Weening disclaims beneficial ownership of the shares held by such entities, except to the extent of his proportionate interest therein.

(15) Includes 123,595 shares held by Volpe Brown Whelan & Company, LLC (formerly Volpe, Welty & Company LLC), and 91,776 shares held by agincourt partners, llc (formerly Volpe Welty Asset Management, L.L.C.) William B. Welty is the Chief Executive Officer and a principal stockholder of agincourt partners, llc. In addition, until March 1997, Mr. Welty was a stockholder of an affiliate of Volpe, Welty & Company LLC. Mr. Welty disclaims beneficial ownership of the shares held by such entities except to the extent of his proportionate interest therein.

(16) Includes 1,609,389 shares issuable upon exercise of stock options exercisable within 60 days of February 28, 1997. A portion of the shares issued or issuable upon exercise of stock options is subject to repurchase by the Company at the original exercise price in the event of termination of employment, which repurchase right lapses over time.

                            EXECUTIVE COMPENSATION

  The following table shows the compensation received in the fiscal year ended December 31, 1996 by the Company's Chief Executive Officer and the Named Executive Officers.

                          SUMMARY COMPENSATION TABLE


                                                       LONG-TERM
                                                      COMPENSATION
                                         ANNUAL       ------------
                                      COMPENSATION       AWARDS
                                    ----------------- ------------
                                                       SECURITIES
                                                       UNDERLYING    ALL OTHER
   NAME AND PRINCIPAL POSITION       SALARY  BONUS(1) OPTIONS/SARS  COMPENSATION
   ---------------------------      -------- -------- ------------  ------------
   Thomas P. Kehler(2)............  $200,000 $27,083    375,000         --
    Former President and Chief
    Executive Officer

   Gordon J. Bridge(3)............   150,000  87,344    150,000(3)      --
    President, Chief Executive
    Officer and Chairman of the
    Board

   Craig D. Norris................   140,000  46,020    145,000         --
    Vice President of Professional
    Services

   Patrick D. Quirk...............   125,000  78,598    125,000         --
    Vice President of Sales

   Kenneth M. Ross................   173,540  25,000    125,000         --
    Chief Technical Officer and
    Executive Vice President of
    Development

--------
(1) Includes bonuses paid in January 1997 based upon the individual's performance in 1996.
(2) In April 1997, Mr. Kehler resigned from his position as President and Chief Executive Officer and is no longer an executive officer of the Company.
(3) In April 1997, Mr. Bridge was appointed President and Chief Executive Officer of the Company. Mr. Bridge has served as Chairman of the Board since November 1995.

  In January 1996, the Company issued to Thomas P. Kehler an option to purchase 375,000 shares at an exercise price of $0.50 per share. Pursuant to the terms of these options, 16.67% of the shares issuable under such options vest on the first anniversary of the grant date, with the remaining shares vesting in equal monthly installments over the following five years thereafter. However, the vesting schedule of each such option may be accelerated to a four-year vesting schedule upon the achievement of certain performance objectives.

  In connection with Mr. Kehler's resignation as President and Chief Executive Officer of the Company in April 1997, the Company and Mr. Kehler entered into an agreement pursuant to which Mr. Kehler would remain as an employee of the Company until April 8, 1998 and would receive an annual salary of $50,000. In addition, the Company agreed to pay to Mr. Kehler a lump sum severance payment of $100,000 and release 25,000 shares of Common Stock from the Company's repurchase rights under the 1989 Stock Option Plan, in addition to those shares already vested at the time of such agreement. Mr. Kehler's remaining options shall continue to vest in accordance with their terms through August 31, 1997 so long as Mr. Kehler remains an employee of the Company through such date.

  In January 1996 and April 1996, the Company issued to Gordon J. Bridge options to purchase 125,000 shares and 25,000 shares, respectively, each at an exercise price of $0.50 per share. Pursuant to the terms of these options, 16.67% of the shares issuable upon exercise of each such option vest on the first anniversary of the grant date, with the remaining shares vesting in equal monthly installments over the following five years; provided, however, that such vesting schedules have been accelerated to a total of four years as a result of the achievement of certain performance objectives.

  In connection with the appointment of Mr. Bridge as Chairman, President and Chief Executive Officer of the Company in April 1997, the Company and Mr. Bridge entered into an agreement pursuant to which Mr. Bridge will receive a base salary of $225,000 per year and will be eligible to receive bonus payments of up to $300,000 upon achievement of certain performance milestones. In addition, the Company has agreed to provide to Mr. Bridge a loan of $150,000 and has granted to Mr. Bridge an option to purchase 400,000 shares.

  The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                 POTENTIAL
                                                                                 REALIZABLE
                                        INDIVIDUAL GRANTS                      VALUE AT ASSUMED
                         ----------------------------------------------------   ANNUAL RATES OF
                                            PERCENT OF                          STOCK PRICE
                          NUMBER OF           TOTAL      EXERCISE               APPRECIATION
                          SECURITIES       OPTIONS/SARS   OR BASE                FOR OPTION
                          UNDERLYING        GRANTED TO     PRICE                  TERM(2)
                         OPTIONS/SARS      EMPLOYEES IN  PER SHARE EXPIRATION ----------------
NAME                     GRANTED (#)      FISCAL YEAR(1)  ($/SH)      DATE    5% ($)  10% ($)
----                     ------------     -------------- --------- ---------- ------- --------
Thomas P. Kehler(3).....   375,000(5)(6)       20.6%       $0.50    1/1/2006  $55,085 $139,630
Gordon J. Bridge(4).....   125,000(5)(6)        6.9%       $0.50    1/1/2006   39,347   99,736
                            25,000(5)(7)        1.4%       $0.50   4/24/2006    7,867   19,939
Craig D. Norris.........    25,000(8)           1.4%       $0.50    1/1/2006    7,869   19,947
                            70,000(8)           3.8%       $0.50   1/16/2006    7,869   19,947
                            50,000(8)           2.7%       $0.50   4/24/2006    7,869   19,947
Patrick D. Quirk........   125,000(9)           6.9%       $0.50    1/1/2006   39,347   99,736
Kenneth M. Ross.........    75,000(10)          4.1%       $0.50    1/1/2006   23,608   59,842
                            50,000(10)          2.7%       $0.50   4/24/2006   15,733   39,877

--------
 (1) Based on options to purchase an aggregate of 1,822,078 shares granted to employees (including employee directors) during the fiscal year ended December 31, 1996. The foregoing total excludes: (a) options to purchase an aggregate of 729,918 shares granted in exchange for surrendered options pursuant to repricing programs conducted in February 1996 and September 1996 ( See "Compensation Committee Report on Executive Compensation"); and (b) options granted to consultants and nonemployee directors. There were no stock appreciation rights granted during 1996.
 (2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.
 (3) In April 1997, Mr. Kehler resigned from his position as President and Chief Executive Officer and is no longer an executive officer of the Company.
 (4) In April 1997, Mr. Bridge was appointed President and Chief Executive Officer of the Company. Mr. Bridge has served as Chairman of the Board since November 1995.
 (5) Pursuant to the terms of this option, 16.7% of the shares issuable under such option vests on the first anniversary of the grant date, with the remaining shares vesting in equal monthly installments over the following five years thereafter. However, the vesting schedule may be accelerated to a four-year vesting schedule upon the achievement of certain performance objectives. With respect to Mr. Bridge's options, the vesting schedules have been so accelerated as a result of the achievement of certain performance objectives.
 (6) This option was granted in January 1996.

 (7) This option was granted in April 1996.
 (8) These options were granted in January 1996 (25,000 shares), January 1996 (70,000 shares) and April 1996 (50,000 shares). Pursuant to the terms of these options, 25% of the shares issuable under such options vest upon the first anniversary of the grant date, with 2.1% vesting in equal monthly installments over three years thereafter.
 (9) This option was granted in January 1996. Pursuant to the terms of this option, the shares issuable under such option vest in equal quarterly installments over three years following the grant date. In April 1997, Mr. Quirk resigned from his position as Vice President of Sales and is no longer an Executive Officer of the Company.
(10) These options were granted in January 1996 (75,000 shares) and April 1996 (50,000 shares). Pursuant to the terms of these options, 25% of the shares issuable under such options vest upon the first anniversary of the grant date, with approximately 2.1% vesting in equal monthly installments over three years thereafter.

  The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the last fiscal year. In addition, the table sets forth the number of shares covered by stock options as of December 31, 1996, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF
                                                     UNEXERCISED             VALUE OF
                                                   OPTIONS/SARS AT         UNEXERCISED
                                                   FISCAL YEAR END         IN-THE-MONEY
                            SHARES                       (#)             OPTIONS/SARS AT
                         ACQUIRED ON     VALUE      EXERCISABLE/       FISCAL YEAR END ($)
NAME                     EXERCISE (#) REALIZED ($)  UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE(1)
----                     ------------ ------------ --------------- ----------------------------
Thomas P. Kehler(2).....    5,000       $32,150    182,224/391,391    $1,067,207/$2,201,793
Gordon J. Bridge(3).....      --            --      70,342/274,658      $395,675/$1,544,951
Craig D. Norris.........      --            --           0/145,000            $0/$815,625
Patrick D. Quirk(4).....      --            --      18,593/158,907      $104,585/$853,851
Kenneth M. Ross.........      --            --     109,228/134,271      $638,930/$755,539

--------
(1) Based on the $6.125 per share closing price of the Company's Common Stock on The Nasdaq National Market on December 31, 1996, less the exercise prices.
(2) In April 1997, Mr. Kehler resigned from his position as President and Chief Executive Officer and is no longer an executive officer of the Company.
(3) In April 1997, Mr. Bridge was appointed President and Chief Executive Officer of the Company. Mr. Bridge has served as Chairman of the Board since November 1995.
(4) In April 1997, Mr. Quirk resigned from his position as Vice President of Sales and is no longer an Executive Officer of the Company.

  The following table sets forth certain information as of December 31, 1996 with respect to the repricing of certain stock options held by the Company's executive officers.

                        TEN-YEAR OPTION/SAR REPRICINGS

                                  NUMBER OF                                         LENGTH OF
                                 SECURITIES                                          ORIGINAL
                                 UNDERLYING  MARKET PRICE    EXERCISE              OPTION TERM
                                  OPTIONS/    OF STOCK AT  PRICE AT TIME           REMAINING AT
                                    SAR'S       TIME OF    OF REPRICING     NEW      DATE OF
                                 REPRICED OR REPRICING OR       OR       EXERCISE  REPRICING OR
NAME                      DATE   AMENDED (#) AMENDMENT ($) AMENDMENT ($) PRICE ($)  AMENDMENT
----                     ------- ----------- ------------- ------------- --------- ------------
Joseph G. Girata(1)..... 9/10/96   175,000      $6.125         $9.60      $6.125     117 mos.

--------
(1) In order to reincentivize its employees, in September 1996 the Compensation Committee of the Board of Directors approved an option exchange for options granted with exercise prices of $9.60 per share or greater, entitling each employee holding such an option to cancel such option in exchange for new options with an exercise price of $6.125 per share, the fair market value of the Company's stock on the date of Board approval. The new options are subject to the same vesting schedule as the surrendered. In April 1997, the Board of Directors approved a repricing program pursuant to which options granted between May 1996 and March 1997 having exercise prices greater than $1.625 per share will be repriced to an exercise price of $1.625 per share. The Company expects that options to purchase an aggregate of approximately 897,580 shares of Common Stock will be repriced pursuant to such program. In addition, in February 1996, employees with options having exercise prices greater than $0.50 per share were given an opportunity to exchange such options for new options with an exercise price of $0.50 per share. See "Compensation Committee Report on Executive Compensation."

  Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report and Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to the Company's executive officers during the fiscal year ended December 31, 1996. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. The Committee also administers the Company's stock plans and determines the terms and conditions of stock option grants. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

 General Policies

  The Company's compensation policies are designed to link the executive officers' compensation to the annual and long-term performance of the Company and to provide compensation that is competitive with the compensation paid to other executives in the industry and that will attract and retain superior talent and reward performance. The compensation mix reflects a balance of annual cash payments, consisting of annual base salary payments and incentive bonus payments, and long-term stock-based incentives in the form of stock options. The emphasis in incentive compensation is placed on the more strategic stock-based options which more closely align the financial interests of the Company's employees with those of its stockholders.

 Base Salaries

  The salary component of executive compensation is based on the executive's level of responsibility for meeting Company objectives and performance, and comparable to similar positions in the Company and to comparable companies. Base salaries for executives are reviewed and adjusted annually based on information regarding competitive salaries, the results of industry compensation surveys, individual experience and performance.

 Cash Bonuses

  The salary component of executive compensation is based on the executive's level of responsibility for meeting Company objectives and performance, and comparable to similar positions in the Company and to comparable companies. Base salaries for executives are reviewed and adjusted annually based on information regarding competitive salaries, the results of industry compensation surveys, individual experience and performance.

 Stock Options

  The Company's 1996 Stock Option Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. The Company's stock options typically vest over a 48-month period.

  The Company's compensation policies recognize the importance of stock ownership by senior executives and stock options are an integral part of each executive's compensation. The Committee believes that the opportunity for stock appreciation through stock options which vest over time promotes the relationship between long-term interests of executive officers and stockholders. The size of specific grants takes into account the executive officer's salary, number of options previously granted, as well as contributions to the Company's success.

  In order to reincentivize certain Company employees, and as more fully detailed in the Ten-Year Option/SAR Repricings table set forth above, in February 1996 employees with stock options having exercise prices greater than $0.50 per share were given an opportunity to exchange such options for new options with an exercise price of $0.50 per share. In addition, in September 1996 employees with stock options having exercise prices of $9.60 per share or greater were given an opportunity to exchange such options for new options with an exercise price of $6.125 per share. In both cases, the new options were subject to the same vesting terms as the surrendered options. In addition, on April 8, 1997, the Board of Directors approved a repricing program pursuant to which options granted by the Company between May 1996 and March 1997 having exercise prices greater than $1.625 per share will be repriced to an exercise price of $1.625 per share. As a condition to such repricing, each holder of a repriced option will be required to grant to the Company a right to repurchase any shares issued upon exercise of such repriced option at the $1.625 per share exercise price in the event that such option holder voluntarily terminates his or her employment or consulting relationship with the Company during the 90-day period following the repricing. The Company expects that options to purchase an aggregate of approximately 897,580 shares of Common Stock will be repriced pursuant to such program.

 Compensation of the Chief Executive Officer

  Thomas P. Kehler served as the Company's President and Chief Executive Officer (the "CEO") from July 1992 to April 1997. His base salary for fiscal 1996 was $200,000. The factors discussed above in "Base Salaries," "Cash Bonuses", and "Stock Options" were also applied in establishing the amount of the CEO's salary and stock option grant. Significant factors in establishing the CEO's compensation were competitive market rates and the Committee's review of the his past performance. In reviewing the CEO's performance, the Committee noted in particular a number of achievements by the Company during 1996, including the successful completion of the Company's initial public offering, the successful launch of the Company's OrderStream software application, and the successful recruiting and hiring of other key officers and employees. Based on its survey data and informal information reviewed by the Committee, the Committee believes that the base salary level for the CEO is commensurate with salaries paid to chief executive officers of comparable companies engaged in similar industries.

 Deductibility of Executive Compensation

  The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company's 1996 Stock Option Plan will meet the requirements for qualifying as performance-based, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

                                          COMPENSATION COMMITTEE:
                                          Promod Haque
                                          Richard W. Weening
                                          William B. Welty

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee of the Board of Directors currently consists of Promod Haque, Richard W. Weening and William B. Welty. The following transactions have occurred between the Company and members of the Company's Compensation Committee, or their affiliates:

  Gordon J. Bridge, the Chairman of the Board of Directors, is Executive Vice President and a director of Quaestus, and Richard W. Weening, a director of the Company, is President, Chief Executive Officer and a director of Quaestus. In addition, Charles Wright, a former director of the Company, is Vice President and a director of Quaestus. Quaestus is the managing general partner of Quaestus Partner Fund and Network Partners. In addition, RPI Holdings, Inc., of which Mr. Weening is the President and Chief Executive Officer, is the managing general partner of Quaestus Limited Partnership ("QLP"), which, collectively with Quaestus Partner Fund and Network Partners, is the principal stockholder of the Company. Quaestus is the manager of QLP pursuant to a contractual agreement with RPI.

  On February 6, 1996, the Company entered into a software license agreement with ARI, pursuant to which ARI will pay an aggregate of $97,287 in license fees to the Company. Messrs. Bridge and Weening both serve as directors of ARI.

  Promod Haque, a director of the Company, is a Vice President of Norwest Venture Capital Management, Inc. and a general partner of two general partnerships that are the general partners of Norwest Equity Partners V, L.L.P. Norwest Equity Partners V, L.L.P. and certain of its affiliated entities purchased an aggregate of 100,000 shares in the Company's initial public offering consummated in August 1996.

  Until March 1997, William B. Welty, a director of the Company, was a stockholder of an affiliate of Volpe, Welty & Company LLC, an investment banking firm (now Volpe Brown Whelan & Company LLC). Volpe, Welty & Company acted as one of the managing underwriters of the Company's initial public offering of Common Stock in August 1996, for which it received customary underwriters' compensation in the form of discounts and commissions. Volpe Brown Whelan & Company LLC is a market maker in the Company's Common Stock.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Certain stock option grants to directors and executive officers of the Company are described herein under the caption "Executive Compensation." Certain transactions and relationships between the Company and directors of the Company are described herein under the caption "Compensation Committee Interlocks and Insider Participation."

  On January 16, 1996 the Board of Directors granted to Thomas P. Kehler, the Company's former President and Chief Executive Officer, and to Gordon J. Bridge, the President, Chief Executive Officer and Chairman of the Board of Directors, options to purchase 375,000 shares and 125,000 shares, respectively, of Common Stock, each at an exercise price of $0.50 per share. Pursuant to the terms of these options, 16.67% of the shares issuable upon exercise of such options vest on the first anniversary of the grant date, with the remaining shares vesting in equal monthly installments over the following five years; provided, however, that such vesting schedules may be accelerated to a total of four years upon the achievement of certain performance objectives. In addition, on April 24, 1996 the Board of Directors granted to Mr. Bridge an option to purchase an additional 25,000 shares at an exercise price of $0.50 per share, with the same vesting provisions as the foregoing options.

  In connection with Mr. Kehler's resignation as President and Chief Executive Officer of the Company in April 1997, the Company and Mr. Kehler entered into an agreement pursuant to which Mr. Kehler would remain as an employee of the Company until April 8, 1998 and would receive an annual salary of $50,000. In addition, the Company agreed to pay to Mr. Kehler a lump sum severance payment of $100,000 and release 25,000 shares of Common Stock from the Company's repurchase rights under the 1989 Stock Option Plan, in addition to those shares already vested at the time of such agreement. Mr. Kehler's remaining options shall continue to vest in accordance with their terms through August 31, 1997 so long as Mr. Kehler remains an employee of the Company through such date.

  In connection with the appointment of Mr. Bridge as Chairman, President and Chief Executive Officer of the Company in April 1997, the Company and Mr. Bridge entered into an agreement pursuant to which Mr. Bridge will receive a base salary of $225,000 per year and will be eligible to receive bonus payments of up to $300,000 upon achievement of certain performance milestones. In addition, the Company has agreed to provide to Mr. Bridge a loan of $150,000 and has granted to Mr. Bridge an option to purchase 400,000 shares.

  On December 22, 1995 and January 12, 1996 the Company entered into a software license agreement and software maintenance agreement, respectively, with First Data Resources ("FDR"), a wholly-owned subsidiary of First Data Corporation, pursuant to which FDR will pay an aggregate of approximately $217,280 in software license and maintenance fees. First Data Corporation is a limited partner of RRE Connect Investors, L.P., a principal stockholder of the Company.

  In connection with the resignation in June 1996 of Henry V. Morgan, the former Executive Vice President of Finance and Administration and Chief Financial Officer of the Company, the Company entered into an agreement with Mr. Morgan providing for the accelerated vesting of certain stock options held by Mr. Morgan.

  BankAmerica Ventures and Norwest Equity Partners V, L.L.P. and their respective affiliated entities, and entities affiliated with 21st Century Communications Partnerships purchased an aggregate of 240,000 shares in the Company's initial public offering consummated in August 1996.

  The Company has entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

                            STOCK PERFORMANCE GRAPH

  The following graph compares the cumulative total stockholder return for the Company's stock since August 1996 to the cumulative return over such period of
(i) the Nasdaq Stock Market-US index and (ii) the Nasdaq Computer and Data Processing Services index. The graph assumes that $100 was invested in the Common Stock of the Company on August 15, 1996, the date on which the Company completed its initial public offering of Common Stock and the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, and on August 15, 1996 for each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $6.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and assumes reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                       [PERFORMANCE GRAPH APPEARS HERE]

                                                               8/15/96* 12/31/96
                                                               -------- --------
CONNECT, Inc..................................................   100      102
Nasdaq Stock Market-US........................................   100      114
Nasdaq Computer and Data Processing Services..................   100      113

--------
* Assumes $100 invested at 8/15/96 in Common Stock of the Company and in each of the comparative indices.

           ADDITIONAL INFORMATION REGARDING 1989 STOCK OPTION PLAN,
                     1996 DIRECTORS' STOCK OPTION PLAN AND
                       1996 EMPLOYEE STOCK PURCHASE PLAN

  Attached to this Proxy Statement as Appendix 1 is certain information concerning the Company's 1989 Stock Option Plan, 1996 Directors' Stock Option Plan and 1996 Employee Stock Purchase Plan, and attached as Appendix 2 is certain information concerning the federal tax consequences of participating in such plans. Such information is being furnished under Section 14(c) promulgated under the Securities Exchange Act of 1934, as amended, in order to satisfy the disclosure requirement of Section 14(c) with respect to such plans.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1996, all Reporting Persons complied with all applicable filing requirements, except as follows: Paul Lansky, the Company's former Vice President of Operations, filed one Form 4 late with respect to a stock option exercised by Mr. Lansky in October 1996.

                                 OTHER MATTERS

  The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

  It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          THE BOARD OF DIRECTORS

May 6, 1997
Mountain View, California

                                                                     APPENDIX 1

                  DESCRIPTIONS OF THE 1989 STOCK OPTION PLAN,
                     1996 DIRECTORS STOCK OPTION PLAN AND
                       1996 EMPLOYEE STOCK PURCHASE PLAN

                            1989 STOCK OPTION PLAN

GENERAL

  The 1989 Stock Option Plan (the "1989 Option Plan") was initially adopted by the Board of Directors and approved by the Company's stockholders in 1989. Since adoption, the 1989 Stock Option Plan has been amended several times to increase the number of shares of Common Stock reserved for issuance thereunder. A total of 2,700,000 shares (adjusted to reflect the reincorporation of the Company in Delaware) of Common Stock has been authorized for issuance under the 1989 Stock Option Plan. As of February 28, 1997, 461,368 shares had been issued upon exercise of options granted under the 1989 Option Plan and options for 1,987,022 shares were outstanding under the 1989 Option Plan. As of February 28, 1997, the fair market value of shares subject to outstanding options was $9,189,977, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date. The Company does not intend to issue any additional options under the 1989 Stock Option Plan.

  The Company's 1989 Option Plan provides for the grant of options to employees and consultants of the Company. The aggregate number of shares reserved for issuance under the 1989 Option Plan includes options previously granted and exercised under the 1989 Option Plan.

  Options granted under the 1989 Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The 1989 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA.

PURPOSE

  The purposes of the 1989 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

  The 1989 Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors (the "Administrator"). The 1989 Option Plan is currently being administered exclusively by the Compensation Committee of the Board of Directors. The Administrator may determine the terms of the options granted, including the exercise price, the number of shares subject to each option and the exercisability of the option. The Administrator also has the full power to select the individuals to whom options will be granted and to make any combination of grants to any participants. The Administrator's interpretation and construction of any provision of the 1989 Option Plan are final and binding upon all participants.

ELIGIBILITY

  The 1989 Stock Option Plan provides that incentive stock options may be granted only to employees (including officers and employee directors) of the Company or any subsidiary or parent of the Company, while nonstatutory stock options may be granted not only to employees (including officers and directors), but also consultants and nonemployee directors of the Company or any subsidiary or parent of the Company.

                                     A-1-1

  The 1989 Stock Option Plan does not set either a maximum or minimum number of shares of Common Stock which may be granted under options to any person. However, no employee may be granted incentive stock options that first become exercisable in any calendar year for Common Stock having a total fair market value, determined at time of grant, in excess of $100,000. To the extent options have been issued to a person that exceed the $100,000 limit, such excess options are treated as nonstatutory stock options.

TERMS OF OPTIONS

  Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

  (a) Exercise of the Option. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator, and such form of consideration may vary for each option.

  (b) Exercise Price. The option exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant of an ISO and the option exercise price of an NSO may not be less than 85% of the fair market value of the Common Stock on the date of grant; provided, however, that with respect to an option granted to a person who at the time of the grant owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of Common Stock on the date of grant of such option.

  The Administrator of the 1989 Option Plan determines the fair market value of the Common Stock. As long as the Common Stock of the Company is trading on the Nasdaq National Market ("Nasdaq"), the fair market value of a share of Common Stock of the Company shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source the Administrator deems reliable.

  (c) Consideration. The consideration to be paid for shares issued on exercise of options granted under the 1989 Option Plan, including the method of payment, is determined by the Administrator (in the case of ISOs, such determination shall be made at the time of grant) and may consist entirely of cash; check; promissory note; shares of Common Stock which have been beneficially owned by the optionee for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares purchased; or by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the option. The Administrator may also authorize payments by any combination of the above methods.

  Notwithstanding the foregoing, an option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five (5) years after an option is exercised and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the optionee to secure any promissory note used to exercise an option with the shares of Common Stock acquired on exercise of an option and/or with other collateral acceptable to the Company.

                                     A-1-2

  (d) Termination of Status As an Employee or Consultant. In the event of termination of an optionee's employment or consulting relationship with the Company for any reason other than death or total and permanent disability, an option may be exercised (to the extent it was exercisable upon the date of termination) but such exercise must be made within one (1) month of such termination and may not be made later than the date of expiration of the term of the option as set out in the option agreement. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

  (e) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, an option may be exercised (to the extent it was exercisable upon the date of termination), but such exercise must be within twelve (12) months of such termination and may not be made later than the date of expiration of the term of the option as set out in the option agreement. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

  (f) Death. If an optionee should die while employed, the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance may exercise the option (to the extent it was exercisable upon the date of termination), but such exercise must be within twelve (12) months of such termination and may not be made later than the date of expiration of the term of the option as set out in the option agreement. An optionee's employment shall be deemed to have terminated on account of death if the optionee dies within one (1) month after the optionee's termination of employment. To the extent an optionee was not entitled to exercise an option at the date of such termination, or if an optionee does not exercise such option (which he or she was entitled to exercise) within the time specified herein, such option shall terminate.

  (g) Term of Options. The term of an option is determined by the specific option agreement. Incentive stock options may not have a term of more than 10 years. Furthermore, the maximum term for an option granted to an optionee who immediately before the grant of such option owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary is five years. No option may be exercised by any person after its term expires.

  (h) Option Not Transferable. No option is assignable or transferable except by will or the laws of descent and distribution. An option is exercisable during the optionee's lifetime only by the optionee and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

  (i) Acceleration of Options. In the event of a merger of the Company with or into another corporation, the option shall be assumed or an equivalent option substituted by the successor corporation unless, in lieu of such assumption or substitution, the Administrator decides to accelerate the vesting of the option to make it exercisable as to some or all of the shares subject to the option. In the event of such acceleration of the option, the optionee shall have 15 days from the date of notice of the option's acceleration to exercise all or a portion of the option. For the purposes of this paragraph, an option shall be considered assumed if, following the merger, the option or right confers the right to purchase, for each share of stock subject to the option immediately prior to the merger, the consideration received in the merger by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger was not solely Common Stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the option, for each share of stock subject to the option, to be solely Common Stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

  (j) Other Provisions. The option agreement may contain other terms, provisions and conditions as may be determined by the Administrator as long as they are consistent with the 1989 Option Plan.

                                     A-1-3

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

  In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option and the number of shares subject to each option, as well as the number of shares available for issuance under the 1989 Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

  The Board may amend the 1989 Option Plan at any time or from time to time or may terminate it without approval of the stockholders, except that stockholder approval is required for any amendment to the 1989 Option Plan that increases the number of shares which may be issued under the 1989 Option Plan, modifies the standards of eligibility. However, no action by the Board or stockholders may adversely affect any then outstanding option or any unexercised portion thereof, without the consent of the optionee, unless such amendment is required to enable an option designated as an ISO to qualify as an ISO. The 1989 Option Plan shall terminate in May 1999. Any options outstanding at that time under the 1989 Option Plan shall remain outstanding until they expire in accordance with their own terms.

WITHHOLDING TAXES

  As a condition to the exercise of an option, an optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such option. The Company shall not be required to issue any shares under the 1989 Stock Option Plan until such obligations are satisfied.

CONDITIONS UPON ISSUANCE OF SHARES

  Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

PLAN BENEFITS

  During the fiscal year ended December 31, 1996, (i) options to purchase 795,000 shares of Common Stock were granted pursuant to the 1989 Option Plan to all current executive officers (including directors who are executive officers) as a group (8 persons), (ii) options to purchase 10,000 shares of Common Stock were granted to all current directors who are not executive officers as a group (6 persons), and (iii) options to purchase 1,486,550 shares of Common Stock were granted to all employees, including current officers who are not executive officers, as a group.

                                     A-1-4

  The following table sets forth information with respect to the stock options granted and unexercised to the Named Executive Officers, all current executive officers as a group and all employees and consultants (including all current officers who are not executive officers) as a group under the 1989 Option Plan as of December 31, 1996.

                                                      NUMBER OF SHARES WEIGHTED
                                                         SUBJECT TO     AVERAGE
                                                      OPTIONS GRANTED  EXERCISE
                                                         UNDER THE       PRICE
                         NAME                         1989 OPTION PLAN PER SHARE
                         ----                         ---------------- ---------
   Gordon J. Bridge(1)..............................       320,000       $0.50
   Thomas P. Kehler(2)..............................       573,615       $0.43
   Craig D. Norris..................................        95,000       $0.50
   Patrick D. Quirk(3)..............................        52,500       $0.50
   Kenneth M. Ross..................................       243,499       $0.37
   Richard H. Lussier(1)............................        38,732       $0.33
   Terry R. McGowan(1)..............................        39,857       $0.32
   All current executive officers as a group (8
    persons)........................................     1,359,614       $0.45
   All current directors who are not executive
    officers as a group (6 persons).................        78,589       $0.33
   All employees (including all current officers who
    are not executive officers).....................       548,819       $1.74

--------
(1) Nominee for election as a director.

(2) Mr. Kehler resigned from his position as President and Chief Executive Officer in April 1997 and is no longer an executive officer of the Company.

(3) Mr. Quirk resigned from his position as Vice President of Sales in April 1997 and is no longer an executive officer of the Company.

                                     A-1-5

                       1996 DIRECTORS' STOCK OPTION PLAN

GENERAL

  The Company's 1996 Directors' Stock Option Plan (the "Directors' Option Plan") was adopted by the Board of Directors and approved by the stockholders in June 1996. A total of 250,000 shares of Common Stock has been reserved for issuance under the Directors' Option Plan.

  The Directors' Option Plan is designed to provide nonemployee directors with a proprietary interest in the Company, to encourage these individuals to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board.

  As of February 28, 1997, no options to purchase Common Stock had been granted under the Directors' Option Plan. A total of 250,000 shares remains available for future option grants.

SUMMARY OF THE DIRECTORS' OPTION PLAN

  The essential features of the Directors' Option Plan are outlined below.

 Administration

  The Directors' Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provisions of the Directors' Option Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Option Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified.

 Eligibility

  The Directors' Option Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. The Directors' Plan provides that each person who becomes a nonemployee director of the Company after the effective date of the Company's initial public offering shall be granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the Company's stockholders following which the director is serving on the Board of Directors, each nonemployee director shall be granted an additional option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. The Directors' Option Plan provides for neither a maximum nor a minimum number of option shares that may be granted to any one nonemployee director, but does provide for the number or shares which may be included in any grant and the method of making a grant. The Company currently has six nonemployee directors.

 Terms of Options

  Options granted under the Directors' Option Plan have a term of ten years. Each option is evidenced by an option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

  (a) Exercise of the Option. The First Options become exercisable cumulatively to the extent of 25% of the shares subject to the option on each of the first four anniversaries of the date of grant. The Subsequent Options become exercisable in whole on the first anniversary of the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, an exchange of shares of the Company's Common Stock, which have been held for at least six months, or a combination thereof.

                                     A-1-6

  (b) Option Price. The option price is determined by the Board of Directors and under the Directors' Option Plan is 100% of the fair market value of the Company's Common Stock on the date of grant. The Board of Directors determines such fair market value based upon the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date the option is granted.

  (c) Termination of Status as a Director. The Directors' Option Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within 90 days after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination.

  (d) Death. If an optionee should die while serving as a director of the Company, the option may be exercised at any time within six months after death but only to the extent that the option would have been exercisable had the optionee continued living and remained a director of the Company for six months after the date of death. If an optionee should die within three months after ceasing to serve as a director of the Company, the option may be exercised within six months after death to the extent the option was exercisable on the date of such termination.

  (e) Disability. If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

  (f) Termination of Options. No option is exercisable by any person after the expiration of ten years from the date the option was granted.

  (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and is exercisable only by the optionee or a permitted transferee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

  (h) Acceleration of Option. In the event of the dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each nonemployee director shall have either (i) a reasonable time within which to exercise the option, including any part of the option that would not otherwise be exercisable, prior to the effectiveness of such dissolution, liquidation, sale, merger or reorganization, at the end of which time the option shall terminate or (ii) the right to exercise the option, including any part of the option that would not otherwise be exercisable, or receive a substitute option with comparable terms, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such dissolution, liquidation, sale, merger or reorganization.

  (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Option Plan as may be determined by the Board of Directors.

 Adjustment Upon Changes in Capitalization

  In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option, the number of shares authorized for issuance under the Directors' Option Plan and the number of shares to be granted as First Options and as Subsequent Options under the Directors' Option Plan.


                                     A-1-7

 Amendment and Termination

  The Board of Directors may amend the Directors' Option Plan at any time or from time to time or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any grant theretofore made, without his or her consent. In addition, the Company shall obtain stockholder approval of any amendment to the Directors' Option Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act, and/or the provisions of the Code (or any other applicable law or regulation). Further, the provisions of the Directors' Option Plan concerning the administration of and grants of options under the Plan may not be amended more than once every six months, other than to comport with changes in ERISA or the Code. In any event, the Directors' Option Plan will terminate in June 2006.

                                     A-1-8

                       1996 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  The Company's 1996 Employee Stock Purchase Plan (the "1996 Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in June 1996. A total of 500,000 shares of Common Stock are reserved for issuance under the 1996 Purchase Plan.

  The 1996 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under Section 423 of the Code. See "1996 Employee Stock Purchase Plan" of Appendix 2.

  The 1996 Purchase Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of ERISA.

PURPOSE

  The purpose of the 1996 Purchase Plan is to provide employees of the Company (and any of its subsidiaries that is designated by the Board of Directors) who participate in the 1996 Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

  The 1996 Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. Initially, the Purchase Plan will be administered by the Board of Directors, except that with respect to executive officers (including executive officers who are also directors), the Purchase Plan will be administered exclusively by the Compensation Committee. All questions of interpretation of the 1996 Purchase Plan are determined by the Board of Directors or its committee, and its decisions are final and binding upon all participants. Members of the Board of Directors or its committee who are eligible employees are permitted to participate in the 1996 Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 1996 Purchase Plan or serve on a committee appointed to administer the 1996 Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the 1996 Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1996 Purchase Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified.

ELIGIBILITY

  Any person who is employed by the Company (or any of its majority-owned subsidiaries) for at least twenty hours per week and more than five months in a calendar year is eligible to participate in the 1996 Purchase Plan, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by Section 423(b) of the Code.

OFFERING DATES

  The 1996 Purchase Plan will be implemented in a series of offering periods of 24 months duration with new offering periods commencing on or about February 16 and August 16 of each year. Each offering period will consist of four consecutive purchase periods of six months duration, with the last day of each such period being designated a purchase date. The first offering period commenced August 14, 1996, and the first purchase date occurred on February 15, 1997. The Board of Directors may alter the duration of the offering periods without stockholder approval.


                                     A-1-9

PARTICIPATION IN THE PLAN

  Eligible employees become participants in the 1996 Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the applicable offering date, unless a later time for filing the subscription agreement has been set by the Board of Directors for all eligible employees with respect to a given offering.

PURCHASE PRICE

  The purchase price per share at which shares are sold under the 1996 Purchase Plan is the lower of 85% of the fair market value of the Common Stock on the applicable date of commencement of the offering period or on the applicable purchase date. The fair market value of the Common Stock on a given date shall be the closing price of the Common Stock as reported on the Nasdaq National Market as of such date. If the fair market value of the Common Stock on a purchase date is less than the fair market value at the beginning of the offering period, a new 24-month offering period will automatically begin on the first business day following the purchase date with a new fair market value.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

  The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may be up to 10% of a participant's eligible compensation received on each pay day during the offering period. Eligible compensation consists of the regular straight time gross earnings, and excludes payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other cash compensation. Payroll deductions shall commence on the first payday following the offering date, and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the 1996 Purchase Plan.

  A participant may discontinue his or her participation in the 1996 Purchase Plan at any time during an offering period. A participant may, on one occasion only during any particular offering period, decrease the rate of his or her contributions during such offering period by completing and filing with the Company a new subscription agreement. The change in rate generally shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement.

  All payroll deductions are credited to the participant's account under the 1996 Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose. No interest accrues on the payroll deductions of a participant in the 1996 Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

  By executing a subscription agreement to participate in the 1996 Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares placed under option to a participant in any calendar year is that number determined by dividing $25,000 by the fair market value of one share on the offering date; provided, however, that the participant's actual purchase will be limited to the number of shares determined by dividing the amount of the participant's total payroll deductions accumulated during each six-month purchase period by the lower of (i) 85% of the fair market value of the Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of the Common Stock on the applicable purchase date. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.

  Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the 1996 Purchase Plan if immediately after the grant of the option the participant would own five percent or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock that may be purchased under the 1996 Purchase Plan or pursuant to any other options), nor shall any

                                    A-1-10
participant be granted an option that would permit the participant to buy pursuant to the 1996 Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares that would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available for issuance under the 1996 Purchase Plan, a pro rata allocation of the available shares shall be made in as equitable a manner as is practicable.

WITHDRAWAL

  While each participant in the 1996 Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest may be decreased once during any given offering period by completing and filing a new subscription agreement with the Company. In addition, a participant's interest may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the 1996 Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month period prior to a purchase date under the Plan.

  Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. In effect, the participant is given an option, for a maximum number of shares, which may or may not be exercised at the end of each six-month purchase period. However, unless the participant actively withdraws from the offering period, the option will be exercised automatically at the end of each purchase period, and the maximum number of full shares purchasable (within the limits of the 1996 Purchase Plan) with the participant's accumulated payroll deductions will be purchased for that participant at the applicable price.

  A participant's withdrawal from an offering period does not have an effect upon such participant's eligibility to participate in subsequent offering periods under the 1996 Purchase Plan; however, the participant may not re-enroll in the same offering period after withdrawal.

TERMINATION OF EMPLOYMENT

  Termination of a participant's employment for any reason, including retirement or death, prior to any purchase date cancels his or her participation in the 1996 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account during the offering period but not yet used to exercise the option will be returned to such participant, or in the case of death, to the person or persons entitled thereto as specified in the participant's subscription agreement.

CAPITAL CHANGES

  In the event any change, such as a stock split of stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the shares subject to an option and in the purchase price per share, as well as in the number of shares available for issuance under the 1996 Purchase Plan.

NONASSIGNABILITY

  No rights or accumulated payroll deductions of a participant under the 1996 Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the 1996 Purchase Plan.

AMENDMENT AND TERMINATION OF THE PLAN

  The Board of Directors may at any time amend or terminate the 1996 Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option

                                    A-1-11
granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the 1996 Purchase Plan without prior approval of the stockholders of the Company if such approval is necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or any successor rule or section thereto).

PLAN BENEFITS

  The first purchase date under the 1996 Purchase Plan occurred on February 15, 1997, and the purchase price for shares purchased under the 1996 Purchase Plan on such date was $5.10 per share. Upon such date, (i) an aggregate of 5,122 shares of Common Stock were purchased by all current executive officers (including directors who are executive officers) as a group (8 persons), including Gordon J. Bridge (1,470 shares), Joseph G. Girata (1,372 shares), Thomas P. Kehler, (1,055 shares) and Patrick D. Quirk, (1,225 shares), and
(ii) an aggregate of 44.922 shares of Common Stock were purchased by all employees, including current officers who are not executive officers, as a group. In April 1997, Mr. Kehler resigned from his position as President and Chief Executive Officer and is no longer an executive officer of the Company. In April 1997, Mr. Quirk resigned from his position as Vice President of Sales and is no longer an executive officer of the Company.

                                    A-1-12

                                                                     APPENDIX 2

                    FEDERAL TAX INFORMATION CONCERNING THE
                     CONSEQUENCES OF PARTICIPATING IN THE
                 1989 STOCK OPTION PLAN, 1996 DIRECTORS' STOCK
               OPTION PLAN AND 1996 EMPLOYEE STOCK PURCHASE PLAN

  The following is only a summary of the effect of United States federal income taxation upon the participants and the Company under the 1989 Stock Option Plan, the 1996 Directors' Option Plan, and the 1996 Employee Stock Purchase Plan, and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, this summary does not discuss the income tax laws of any municipality, state or foreign country in which the participant may reside, or the tax consequences of the participant's death. It is advisable that a participant consult his own tax advisor concerning application of these tax laws.

                            1989 STOCK OPTION PLAN

  The following is a brief summary of the United States federal income tax consequences of transactions under the 1989 Stock Option Plan based on federal securities and income tax laws in effect as of the date of this Prospectus (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise, under the 1989 Stock Option Plan.

  Options granted under the 1989 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Code or nonstatutory stock options. If an option granted under the 1989 Stock Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no regular tax liability upon its exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "disqualifying disposition"), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

  All options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also

                                     A-2-1
an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

  As noted above, the exercise of an incentive stock option may subject the optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated for federal tax purposes by applying a tax rate of 26% to alternative minimum taxable income up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum income above such amount. Alternative minimum taxable income for federal tax purposes is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (with the exclusion amount phased out for upper-income taxpayers).

  In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to a nonstatutory stock option, as described above. Because the AMT rules are complex and their effects depend upon the personal circumstances of each taxpayer, an optionee should consult his or her own tax advisor prior to exercising an incentive stock option. If an optionee pays AMT, the amount of such AMT may be carried forward as a credit against any subsequent year's regular tax in excess of the AMT.

                       1996 DIRECTORS' STOCK OPTION PLAN

  Options granted under the 1996 Directors' Stock Option Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option exercise price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred for up to six months unless the optionee files an election under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

  The 1996 Employee Stock Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon how long the shares have been held by the participant. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held by the participant. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by a participant upon

                                     A-2-2
a sale or disposition of shares prior to the expiration of the holding periods described above. Currently, the tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

  Directors and Officers Subject to Section 16(b) Liability. In the case of an optionee who is subject to Section 16(b) of the Exchange Act, the Exercise Date for purposes of calculating such participant's compensation income and the beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to participating in the 1996 Employee Stock Purchase Plan or selling shares issued pursuant to such plan.

                                     A-2-3

                                 CONNECT, INC.

                            1996 STOCK OPTION PLAN

                       (As proposed to be amended at the
          Annual Meeting of Stockholders to be held on May 29, 1997)

  1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

  Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

  2. Definitions. As used herein, the following definitions shall apply:

  (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

  (b) "Affiliate" shall mean an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

  (c) "Applicable Laws" shall have the meaning set forth in Section 4(a) below.

  (d) "Board" shall mean the Board of Directors of the Company.

  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (f) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

  (g) "Common Stock" shall mean the Common Stock of the Company.

  (h) "Company" shall mean CONNECT, Inc., a Delaware corporation (formerly, CONNECT, Inc., a California corporation).

  (i) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

  (j) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that once the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

  (k) "Director" shall mean a member of the Board.

  (l) "Employee" shall mean any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

    (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

    (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

  (o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

  (p) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

  (q) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

  (r) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (s) "Option" shall mean a stock option granted pursuant to the Plan.

  (t) "Optioned Stock" shall mean the Common Stock subject to an Option.

  (u) "Optionee" shall mean an Employee or Consultant who receives an Option.

  (v) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

  (w) "Plan" shall mean this 1996 Stock Option Plan.

  (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

  (y) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

  (z) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 2,500,000 shares (adjusted to reflect the Delaware reincorporation) of Common Stock. On the first trading day of each fiscal year during the period beginning January 1, 1998 and ending December 31, 2002, the maximum aggregate number of shares that may be optioned and sold under the Plan shall be increased by an amount equal to the lesser of: (x) three percent (3%) of the total number of shares of the Company's Common Stock issued and outstanding as of the last business day of the immediately preceding fiscal year, or (y) 700,000 shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

  If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

  4. Administration of the Plan.

  (a) Composition of Administrator.

    (i) Multiple Administrative Bodies. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

    (ii) Administration with Respect to Directors and Officers. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

    (iii) Administration with Respect to Other Persons. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or
  (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

    (iv) General. If a Committee has been appointed pursuant to subsection
  (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan, and to the extent required under
  Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

    (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

    (iii) to determine whether and to what extent Options are granted hereunder;

    (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

    (v) to approve forms of agreement for use under the Plan;

    (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

    (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

  (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

  5. Eligibility.

  (a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided, however, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

  (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

  (c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

  6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

  7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

  8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000 shares (adjusted to reflect the Delaware reincorporation).

  9. Option Exercise Price and Consideration.

  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

    (i) In the case of an Incentive Stock Option

      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

    Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

      (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

    (ii) In the case of a Nonstatutory Stock Option

      (A) granted to an Employee who, at the time of the grant of such Nonstatutory Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

      (B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

      (C) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

    (iii) Notwithstanding anything to the contrary in subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

  (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares that
(x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

  10. Exercise of Option.

  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

  An Option may not be exercised for a fraction of a Share.

  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within one (1) month (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

  (c) Disability of Optionee. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, he or she may, but only within twelve (12) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

  (d) Death of Optionee.  In the event of the death of an Optionee:

    (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months (or such other period of time, not exceeding twelve (12) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

    (ii) within one (1) month (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

  (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  11. Withholding Taxes. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

  12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

  Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

    (a) the election must be made on or prior to the applicable Tax Date;

    (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

    (c) all elections shall be subject to the consent or disapproval of the Administrator;

    (d) if the Optionee is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

  13. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this Section 13.

  14. Adjustments Upon Changes in Capitalization; Corporate Transactions.

  (a) Adjustment. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of

Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

  (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

  15. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

  16. Amendment and Termination of the Plan.

  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the stockholders of the Company in the manner described in Section 20 of the Plan:

    (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

    (ii) any change in the designation of the class of persons eligible to be granted Options;

    (iii) any change in the limitation on grants to employees as described in
  Section 8 of the Plan or other changes which would require stockholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

    (iv) any revision or amendment requiring stockholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

  (b) Stockholder Approval. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such stockholder approval shall be solicited as described in
Section 20 of the Plan.

  (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

  17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

  18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  19. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

  20. Stockholder Approval.

  (a) Stockholder approval of the Plan shall be obtained within twelve (12) months before or after the date the Plan is adopted, provided that neither the grant nor the exercise of Options hereunder shall be contingent on obtaining such approval. In the event stockholder approval is not obtained in accordance with this Section 20(a), Options designated as Incentive Stock Options shall instead be treated as Nonstatutory Stock Options. Stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

  (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

  (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

    (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

    (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection
  (i) hereof not later than the date on which such information is first sent or given to stockholders.

  21. Information to Optionees. The Company shall provide financial statements at least annually to each Optionee during the period such Optionee has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 CONNECT, INC.
                      1997 Annual Meeting of Stockholders

    The undersigned stockholder of CONNECT, Inc., a Delaware corporation, (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 6, 1997, and hereby appoints Gordon J. Bridge and Joseph G. Girata, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of CONNECT, Inc. to be held on May 29, 1997, at 1:00 p.m., Pacific time, at the principal executive offices of the Company at 515 Ellis Street, Mountain View, California, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

    [_] For all nominees listed below          [_] Withhold authority for all
                                                   nominees listed below

    If you wish to withhold authority for any individual nominee(s), check the box next to "For all nominees listed below" and strike a line through his name or their names in the list below:

    Gordon J. Bridge          Richard H. Lussier        Richard W. Weening
    Promod Haque              Rory T. O'Driscoll        William B. Welty

PROPOSAL NO. 2 -- AMENDMENT OF 1996 STOCK OPTION PLAN

    To approve and ratify an amendment to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder on the first trading day of each fiscal year during the period beginning January 1, 1998 and ending December 31, 2002 by an amount equal to the lesser of (x) three percent (3%) of the total number of shares of the Company's Common Stock issued and outstanding as of the last business day of the immediately preceding fiscal year, or (y) 700,000 shares.

    [_]  FOR                [_]  AGAINST                 [_]  ABSTAIN

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

                  Continued and to be Signed on Reverse Side

NOTE: This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned in the enclosed envelope.

PROPOSAL NO. 3 -- APPOINTMENT OF INDEPENDENT AUDITORS

    To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

    [_]  FOR                    [_]  AGAINST              [_]  ABSTAIN

In their discretion, upon such other matter or matters which may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF. WITH RESPECT TO THE ELECTION OF DIRECTORS, IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.

                          DATED: ________________________________________, 1997

                          _____________________________________________________
                          Printed name(s) exactly as shown on Stock Certificate

                          _____________________________________________________
                          (Signature)

                          _____________________________________________________
                          (Signature)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.